EXHIBIT 99.4

                               CERTIFICATION

         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") by CommScope, Inc. (the "Company"), the undersigned, as the Executive Vice President and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 21, 2003                       /s/ JEARLD L. LEONHARDT

                                            Jearld L. Leonhardt

                                            Executive Vice President and
                                            Chief Financial Officer (Principal
                                            financial officer)